UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 13, 2011

INSPIRED BUILDERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

288 North Street Georgetown, Massachusetts 01833
(Address of principal executive offices) (Zip Code)

(978) 380-0181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2011, we entered into a letter of intent with TRIG Special Purpose I, LLC, a Nevada corporation, (“TRIG”).  Pursuant to the Letter of Intent, TRIG and the Company will commence the negotiation and preparation of a definitive share purchase agreement (the “Definitive Agreement”) whereby we will sell up to 10,000,000 shares of our common stock to TRIG, or its designees, which upon the completion of such Definitive Agreement will constitute approximately 90% of our issued and outstanding common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSPIRED BUILDERS, INC.

Date: October 20, 2011	By:	/s/ Brendan Powderly
Brendan Powderly Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, Controller, Principal Accounting Officer